As filed with the U.S. Securities and Exchange Commission

on June 24, 2010

Securities Act File No. 33-92982

Investment Company Act File No. 811-9054

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 33	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 34	☒

(Check appropriate box or boxes)

Credit Suisse Opportunity Funds

(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

J. Kevin Gao, Esq.

Credit Suisse Opportunity Funds

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:
Dianne E. O’Donnell, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

THIS SECTION WILL HAVE TO CHANGE TO STATE THE REASON FOR FILING

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box)

☒          Immediately upon filing pursuant to paragraph (b)

☐          on (date) pursuant to paragraph (b)

☐          60 days after filing pursuant to paragraph (a) (1)

☐          on (date) pursuant to paragraph (a) (1)

☐          75 days after filing pursuant to paragraph (a) (2), or

☐          on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE FUNDS

Prospectus

Common Class: CSHIX

June 24, 2010

■  CREDIT SUISSE
HIGH INCOME FUND

The fund's Common Class shares are closed to new investments until August 27, 2010.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

INVESTMENT OBJECTIVE	4

FEES AND FUND EXPENSES	4

EXAMPLE	5

PORTFOLIO TURNOVER	5

PRINCIPAL INVESTMENT STRATEGIES	6

PRINCIPAL RISKS OF INVESTING IN THE FUND	7

PERFORMANCE SUMMARY	9

MANAGEMENT	10

PURCHASE AND SALE OF FUND SHARES	11

TAX INFORMATION	12

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES	12

THE FUND IN DETAIL	13

The Management Firm	13

Multi-Class Structure	13

Goal and Strategies	13

Portfolio Investments	14

Risk Factors	14

Investor Profile	16

CERTAIN INVESTMENT PRACTICES	17

FINANCIAL HIGHLIGHTS	19

MEET THE MANAGERS	20

MORE ABOUT YOUR FUND	21

Share Valuation	21

Account Statements	22

Distributions	22

Taxes	23

BUYING SHARES	24

SELLING SHARES	28

SHAREHOLDER SERVICES	30

OTHER POLICIES	32

OTHER INFORMATION	34

About the Distributor	34

FOR MORE INFORMATION	back cover

3

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases	NONE
Maximum deferred sales charge (load)	NONE
Maximum sales charge (load) on reinvested distributions	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange) (for shares redeemed or exchanged within 30 days from date of purchase)	2.00%
Exchange Fee	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.70%
Distribution and service (12b-1) fee	NONE
Other expenses	0.68%
Total annual fund operating expenses	1.38%

4

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
COMMON CLASS (with or without redemption)	$140	$437	$755	$1,657

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 63% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The fund invests at least 80% of its assets, plus any borrowings for investment purposes, in high yield, fixed income securities. The fund invests primarily in a diversified portfolio of high risk fixed income securities (commonly known as "junk bonds"), including convertible and non-convertible debt securities and preferred stock. The fund may invest up to 30% of its assets in securities of non-U.S. issuers. The fund seeks to moderate risk by investing among a variety of industry sectors. Securities are selected for the fund based on an analysis of individual issuers and the general business conditions affecting them.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the fund involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The fund may not be appropriate for everyone.

CREDIT RISK

The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK

A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST RATE RISK

Changes in interest rates may cause a decline in market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as

7

a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

8

PERFORMANCE SUMMARY

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us) or by calling Credit Suisse Funds at 877-870-2874.

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/09:	ONE YEAR 2009	FIVE YEARS 2005-2009	SINCE INCEPTION (Inception Date: 8/1/00)
RETURN BEFORE TAXES	52.77%	5.00%	6.44%
RETURN AFTER TAXES ON DISTRIBUTIONS	47.29%	1.43%	2.80%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES	33.71%	2.19%	3.29%
MERRILL LYNCH US HIGH YIELD MASTER II CONSTRAINED INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)	58.10%	6.39%	7.17%

  ■  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

9

MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the fund. The current team members are Thomas J. Flannery, a Managing Director of Credit Suisse, and Wing Chan, a Director of Credit Suisse. Mr. Flannery and Ms. Chan have been members of the US High Yield Management Team since June 2010 and 2005, respectively.

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PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange Common Class shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form.

The fund's initial and subsequent investment minimums generally are as follows:

Initial investment	$50,000

Subsequent investment	$10,000

Your financial representative may impose different investment minimum amount requirements.

Shares may be redeemed by mail, phone, wire or ACH transfer. For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

11

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker/dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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THE FUND IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goals and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory environments

The fund pays advisory fees at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million. For the 2009 fiscal year, the fund paid Credit Suisse 0.11% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory contract is available in the fund's Semi-Annual Report to shareholders for the period ended April 30, 2010.

Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 0.89% of the fund's average daily net assets for Common Class shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" throughout this Prospectus.

■   MULTI-CLASS STRUCTURE

This Prospectus offers Common Class shares of the fund. Common Class shares are no load. The fund offers additional classes of shares, as described in a separate Prospectus.

■   GOAL AND STRATEGIES

The fund's primary investment objective is to provide a high level of current income and its secondary objective is capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Services ("Moody's") and BB or lower by Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc. ("S&P")), or, if unrated, are deemed by Credit Suisse to be of comparable quality. Securities rated Ba or lower by Moody's and BB or lower by S&P are commonly known as "junk bonds." The fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded.

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However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively.

In choosing securities, the portfolio managers:

■  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations

■  analyze business conditions affecting investments, including

■  changes in economic activity and interest rates

■  availability of new investment opportunities

■  economic outlook for specific industries

■  seek to moderate risk by investing among a variety of industry sectors and issuers

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval. The fund's 80% investment policies may be changed by the Board of Trustees on 60 days' notice to shareholders.

■   PORTFOLIO INVESTMENTS

The securities in which the fund invests are:

■  corporate bonds and notes

■  convertible bonds and preferred stocks

■  equity securities when acquired as a unit with fixed income securities or in a restructuring of fixed income securities

The fund may invest:

■  without limit in junk bonds, including their unrated equivalents

■  up to 30% of assets in securities of non-U.S. issuers

■  up to 20% of assets in credit default swap agreements

To a limited extent the fund may also engage in other investment practices.

■   RISK FACTORS

INTRODUCTION

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

PRINCIPAL RISK FACTORS

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

Foreign Securities Risk A fund that invests outside the U.S. carries additional risks that include:

■  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

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Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

■  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

Interest Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

OTHER RISK FACTORS

Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

Correlation Risk Changes in the value of a hedging instrument will not match those of the investment being hedged.

Derivatives Risk Derivatives, such as credit default swap agreements, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there

15

can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Liquidity Risk Certain fund securities, such as some credit default swap agreements, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

■   INVESTOR PROFILE

The fund is designed for investors who:

■  are seeking investment income

■  are willing to accept risk and volatility

■  want to diversify their portfolios with fixed income funds

It may NOT be appropriate if you:

■  are investing for maximum return over a long time horizon

■  require stability of principal

You should base your investment decision on your own goals, risk preferences and time horizon.

Because the fund involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The fund may not be appropriate for everyone.

16

CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
Borrowing The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes. Speculative exposure risk.	33 1/3%

Credit default swap agreements The fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.
The fund will sell a credit derivative only with respect to securities in which it would be authorized
to invest. Credit, derivatives, liquidity, market, speculative exposure and valuation risks.	20%

Distressed securities A security of a company undergoing or expected to undergo bankruptcy or restructuring in an effort to avoid insolvency. Credit, information, interest rate, liquidity, market, valuation, speculative exposure risks.	20%

Emerging markets Countries generally considered to be relatively less developed or industrialized.
Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in
developed countries. Access, currency, information, liquidity, market, operational, political, valuation risks.	☐

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political, valuation risks.	30%

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of
comparable quality. Credit, interest rate, market risks.	☐

Loans and loan participations Loans and loan participations (collectively, "Loans"), including senior secured floating rate Loans, "second lien" secured floating rate Loans, and other types of secured Loans
with fixed and variable interest rates. Credit, interest rate, liquidity, market, prepayment, and valuation risks.	■

17

INVESTMENT PRACTICE	LIMIT
Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest rate, liquidity, prepayment risks.	☐

Non-investment-grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest rate,
liquidity, market, valuation risks.	■

Restricted and other illiquid securities Securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	15%

Securities lending Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market risks.	33 1/3%

Short positions Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity, market, speculative
exposure risks.	☐

Short sales "against the box" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative exposure risks.	☐

Temporary defensive tactics Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent
with the fund's principal investment strategies and might prevent the fund from achieving its goal.	☐

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	☐

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FINANCIAL HIGHLIGHTS

The financial highlights tables show the audited financial performance of the fund for up to five years. Certain information in the tables reflects results for a single share of the fund. Total return in the tables represents how much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital gain distributions.

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report. The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

COMMON CLASS YEAR ENDED	10/09	10/08	10/07	10/06	10/05
Per share data
Net asset value, beginning of year	$4.94	$7.66	$7.82	$7.95	$8.53
Investment Operations
Net investment income[1]	0.54	0.60	0.63	0.62	0.67
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	1.36	(2.48)	(0.09)	0.11	(0.42)
Total from investment operations	1.90	(1.88)	0.54	0.73	0.25
Less Dividends and Distributions
Dividends from net investment income	(0.60)	(0.60)	(0.66)	(0.64)	(0.70)
Distributions from net realized gains	—	(0.24)	(0.04)	(0.22)	(0.13)
Total dividends and distributions	(0.60)	(0.84)	(0.70)	(0.86)	(0.83)
Net asset value, end of year	$6.24	$4.94	$7.66	$7.82	$7.95
Total return[2]	41.87%	(26.98)%	7.02%	9.77%	3.02%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$383	$310	$484	$530	$549
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	10.32%	8.98%	8.02%	8.01%	8.10%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.58%	0.46%	0.32%	0.21%	0.10%
Portfolio turnover rate	63%	28%	49%	63%	38%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MEET THE MANAGERS

The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the fund. The current team members are Thomas J. Flannery and Wing Chan.

Thomas J. Flannery is the lead manager for the fund and oversees the fund's overall industry, credit, duration, yield curve positioning and security selection. Wing Chan focuses on the fund's industry and issuer allocations.

Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse US High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc. Mr. Flannery holds a B.S. in Finance from Georgetown University.

Wing Chan, Director, has been a member of the High Yield Management Team since 2005. Ms. Chan joined Credit Suisse in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group. Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA Charterholder.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

Job titles indicate position with the investment adviser.

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MORE ABOUT YOUR FUND

■   SHARE VALUATION

The net asset value ("NAV") of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would repurchase the instrument or terminate the agreement. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

The fund may also use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service, which has been approved by the Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair-value pricing is employed, the prices of securities used by a fund to

21

calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, every calendar quarter you will receive annual and semiannual financial reports.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns dividends from stocks and interest from bond, money market, credit default swap agreements and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

The fund declares dividend distributions daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

Distributions will be reinvested in additional Common Class shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your financial representative or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

22

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

Any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid during January of the following year.

Credit Suisse will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide the fund, or its paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

23

BUYING SHARES

■   OPENING AN ACCOUNT

Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call the Shareholder Service Center to receive one by mail or fax.

You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

■   BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

■   REDEMPTION FEE

Subject to the exceptions described below, the fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

The redemption fee is not applicable to the following types of redemptions:

■  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

24

■  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder's retirement accounts in Credit Suisse Funds

■  hardship withdrawals, upon receipt of appropriate documentation

■  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration

■  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code

■  involuntary redemptions resulting from a shareholder's failure to maintain a minimum investment in the fund

■  redemptions and exchanges effected by other mutual funds holding shares of the fund

■  otherwise as Credit Suisse or the fund may determine in their sole discretion

As noted above, the redemption fee is applicable to fund shares purchased through a financial intermediary. In these circumstances, the fund relies on the financial intermediary to assess the fee. Financial intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently from the fund. If you are investing in fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

The fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The fund may continue to make its shares available through such financial intermediaries. The fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the fund's use of redemption fees may not fully eliminate excessive short-term trading in fund shares or insulate long-term shareholders from associated costs or other dilution of the value of fund shares.

■   FINANCIAL SERVICES FIRMS

You can also buy and sell fund shares through a variety of financial services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

25

Financial services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

Some of the firms through which the fund is available include:

■  Charles Schwab & Co., Inc. Mutual Fund OneSource® service

■  Fidelity Brokerage Services, Inc. FundsNetwork® Program

■  TD Ameritrade Mutual Fund Network

The fund reserves the right to modify or waive minimum initial investment requirements.

■   ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the following table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

■   INVESTMENT CHECKS

Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, the fund cannot accept "starter" checks that do not have your name pre-printed on them. The fund also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

■   EXCHANGING SHARES

The fund reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

26

BUYING SHARES

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK

■ Complete the New Account Application. ■ For IRAs use the Universal IRA Application. ■ Make your check payable to Credit Suisse Funds. ■ Write the fund name on the check. ■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds. ■ Write the account number and the fund name on your check. ■ Mail to Credit Suisse Funds.

BY EXCHANGE

■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. ■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

BY WIRE

■ Complete and sign the New Account Application.
■ Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. Eastern Time.
■ The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds.
This method is not available for IRAs.	■ Call the Shareholder Service Center by 4 p.m. Eastern Time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

■ Cannot be used to open an account.	■ Call the Shareholder Service Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

27

SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. For IRAs please use the IRA Distribution Request Form.

BY EXCHANGE

■ Call the Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

Call the Shareholder Service Center to request a redemption.You can receive the proceeds as:
■ a check mailed to the address of record
■ an ACH transfer to your bank
■ a wire to your bank See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.

BY WIRE OR ACH TRANSFER

■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

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HOW TO REACH THE FUND

Shareholder Service Center:
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

■   SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the fund at the Shareholder Service Center toll-free number.

■   RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

29

SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling the Shareholder Service Center.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■   STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 877-870-2874 if you would like to receive additional reports, Prospectuses or proxy statements.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

■   RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax

30

professional about these types of accounts.

■   ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

31

OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

If you wire money without first calling the Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial services firm may charge a fee to send or receive wire transfers.

While the fund monitors telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade,

32

as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers.

In addition to the procedures outlined above, the fund imposes a 2.00% redemption fee (short-term trading fee) on all shares that are redeemed or exchanged within 30 days from the date of purchase. See "Buying and Selling Shares." The fee is paid to the fund to offset costs associated with short-term shareholder trading. The Board of Trustees approved the redemption fee to limit the disruptive effects on the portfolio management of the fund that result from "market timing" of the fund's shares.

The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the funds do and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the Exchange is closed or trading on the Exchange is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

33

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:

■  making the fund available to you

■  account servicing and maintenance

■  other administrative services related to sale of the Common Class shares

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

34

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35

FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, fund investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during their past year.

■   OTHER INFORMATION

A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Opportunity Funds

Credit Suisse High Income Fund  811-09054

P.O. Box 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  HI-PRO-CMN-0610

STATEMENT OF ADDITIONAL INFORMATION

JUNE 24, 2010

CREDIT SUISSE HIGH INCOME FUND

Ticker Symbol
Class A	CHIAX
Class B	CHOBX
Class C	CHICX
Common Class	CSHIX

This Statement of Additional Information provides information about Credit Suisse High Income Fund (the “Fund”), that supplements information contained in the Prospectus for the Common shares, dated June 24. 2010, and the Prospectus for the Class A, Class B and Class C shares of the Fund, dated March 1, 2010, each as amended or supplemented from time to time (each, a “Prospectus,” and collectively, the “Prospectuses”).

The Fund’s audited Annual Report, dated October 31, 2009, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the  Prospectuses.  Copies of the  Prospectuses and the Annual Report can be obtained by writing or telephoning:

Class A, Class B, Class C and Common Shares

Credit Suisse Funds

P.O. Box 55030

Boston, MA  02205-5030

877-870-2874

The Fund is a series of Credit Suisse Opportunity Funds.

Foreign Currency Transactions	52
Foreign Taxes	53
Taxation of U.S. Shareholders	53
Dividends and Distributions	53
Sales of Shares	54
Backup Withholding	55
Notices	55
Other Taxes	55
TAXATION OF NON-U.S. SHAREHOLDERS	55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	56
MISCELLANEOUS	57
FINANCIAL STATEMENTS	57
APPENDIX A – PROXY VOTING POLICY AND PROCEDURES	A-1
APPENDIX B – DESCRIPTION OF RATINGS	B-1
APPENDIX C – SPECIAL FEE ARRANGEMENTS	C-1

2

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies in the  Prospectuses.  There are no assurances that the Fund will achieve its investment objectives.  The Fund is an open-end management investment company.

The investment objective of the Fund is to seek a high level of current income, and its secondary investment objective is capital appreciation.  The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.  The Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities that at the time of purchase are rated in the lower rating categories of the established rating services (Ba or lower by Moody’s Investors Service (“Moody’s”) and BB or lower by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”)), or, if unrated, are deemed by Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), the Fund’s investment adviser, to be of comparable quality.  Securities rated Ba or lower by Moody’s and BB or lower by S&P are commonly known as “junk bonds.”  This percentage requirement will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below.  The Fund’s 80% investment policy is non-fundamental and may be changed by the Board of Trustees on 60 days’ notice to shareholders.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are:  instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the companies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the

U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Below Investment Grade Securities.  The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities.  Investment in such securities involves substantial risk.  Below investment grade and comparable unrated securities (commonly referred to as “junk bonds”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities.  Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix B for a further description of securities ratings.

Distressed Securities.  As a component of the Fund’s investment in “junk bonds,” the Fund may invest up to 20% of its total assets in distressed securities.  Investment in distressed securities is speculative and involves significant risk.  Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.  Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for shareholders may be diminished.

Recent Market Events.    The fixed income markets have experienced a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed securities, asset-backed securities and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have been experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Fund.

Senior Loans.  “Senior Loans” are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans.  Senior Loans are made to corporations and other non-governmental entities and issuers.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds.  The Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund.  There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO.  Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower.  In this evaluation, Credit Suisse will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale.  Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value.  During periods of limited demand and liquidity for Senior Loans, the Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments.  Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan.  The Fund may also purchase participations in the original syndicate making Senior Loans.  Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan  participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Credit Suisse will seek to use an independent pricing service approved by the Board to value most Senior Loans held.  Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall.  The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments.  Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.  No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien And Other Secured Loans.  “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower.  Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans.  Second Lien Loans are not (and by their terms cannot) become subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower.  Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.  Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans.  Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future.  Such secured Loans may have fixed or adjustable floating rate interest payments.  Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality.  Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above.  As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower.  Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Non-U.S. Securities.  The Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions.  Securities prices in different countries are subject to different economic, financial, political and social factors.  In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  Certain non-U.S. investments also may be subject to foreign withholding taxes.  These risks often are heightened for investments in smaller, emerging capital markets.

As a result of these potential risks, the Fund’s Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.  The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

Repurchase Agreements.  The Fund may invest in repurchase agreement transactions.  Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period.  The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right.  Credit Suisse monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk.  A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the “1940 Act”).

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers.  Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest.  At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest).  The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest).  The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities of Other Investment Companies.  The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Short Sales.  The Fund may from time to time sell securities short.  A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  The Fund may engage in short sales to a limited extent.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.  Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Short Sales “Against the Box.”  The Fund may enter into short sales “against the box” to a limited extent.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short.  It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately.  If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Fund’s long position.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Credit Default Swap Agreements.  The Fund may enter into credit default swap agreements either as a buyer or a seller.  The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market.  The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement.  If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Fund bears the same risk as a buyer of fixed income securities directly.  The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid.  Other credit default swap agreements, however, may be considered liquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  The Fund will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap the Fund would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The notional amount of the credit exposure to which the Fund is subject when it sells credit protection, plus the market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit derivatives, will not in the aggregate exceed 20% of the Fund’s total assets.  The Fund may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Lending of Portfolio Securities.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Trustees.  These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets (including the loan collateral) taken at value.  The Fund will have the right to call such loans and obtain the securities loaned at any time on five days’ notice.  Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.  From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.  Income received could be used to pay the Fund’s expenses and would increase an investor’s total return.  The Fund will adhere to the following conditions whenever its portfolio securities are loaned:  (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities.  Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.  The Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.  Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

When-Issued Securities and Delayed-Delivery Transactions.  The Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) to the extent consistent with their other investment policies and restrictions.  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction.  The Fund will not enter into a “when-issued” or “delayed-delivery” transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Temporary Defensive Strategies.  The Fund reserves the right, when the Adviser determines it appropriate, to invest in investment grade short-term fixed income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes.

Borrowing.  The Fund may borrow to the extent permitted by the 1940 Act.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  The Fund expects that some of its borrowings may be made on a secured basis.  In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Non-Publicly Traded and Illiquid Securities.  The  Fund may invest up to 15% of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Fund’s investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid; and therefore, subject to the Fund’s limit on the purchase of illiquid securities unless the Board of Trustees or its delegates determine that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions are applicable to the Fund and may not be changed without the approval of a majority of the shareholders of the Fund.  This means an affirmative vote of the holders of (a) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund is represented or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Except as set forth in the  Prospectuses and this Statement of Additional Information, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

These fundamental restrictions provide that the Fund may not:

1.             Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

2.             Issue senior securities, except as permitted under the 1940 Act;

3.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.             Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.             Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6.             Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

7.             Borrow money, except to the extent permitted under the 1940 Act.

PORTFOLIO VALUATION

The following is a description of the procedures used by the Fund in valuing its assets.

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).  If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves or other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations  for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of the Fund.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Fund).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Securities, options, futures contracts and other assets (including swap contracts) which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of the Fund.  In addition, the Board of the Fund or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.  When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund’s net asset value is not calculated.  As a result, calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.  For the 2009, 2008 and 2007 fiscal years, the Fund paid $56, $379 and $113, respectively, in brokerage commissions.

Credit Suisse will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  For the fiscal year ended October 31, 2009, the Fund paid no brokerage commissions to brokers and dealers who provided such research services.

All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), the Fund’s distributor, Credit Suisse Securities (USA) LLC, and other affiliates of Credit Suisse Group AG.  The Fund may utilize CSAMSI or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.  The Fund did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2007, 2008 and 2009, respectively.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

As of October 31, 2009, the Fund held the following securities of its regular brokers or dealers.

Name of Security	Aggregate Value of Holdings

State Street Bank and Trust Co. Euro Time Deposit	$464,000

PORTFOLIO TURNOVER

The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

It is not possible to predict the Fund’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.  For the fiscal years ended October 31, 2008 and October 31, 2009, the portfolio turnover rates for the Fund were 28% and 63%, respectively.

MANAGEMENT OF THE FUND

Officers and Board of Trustees

The business and affairs of the Fund are managed by the Board of Trustees in accordance with the laws of the State of Delaware.  The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The names and years of birth of the Fund’s Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

INFORMATION CONCERNING TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC. (telecommunications company)

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 2001	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	11	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) in 2007

Peter F. Krogh	Trustee,	Since 2000	Dean Emeritus and	11	Director of Carlisle

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1937	Nominating and Audit Committee Member		Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.		Companies Incorporated (diversified manufacturing company) from 1995 to 2009

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee Since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13

Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**
John G. Popp Credit Suisse Asset Management, LLC	Chief Executive Officer and	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior

(1)           Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Eleven Madison Avenue New York, New York 10010 Year of Birth: 1956	President		Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 2001	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Officer of other Credit Suisse Funds

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

** The officers of the Fund shown are officers that make policy decisions.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.    Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.   Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 36 years of executive, business and academic experience in the areas of international trade and finance and business management.

Peter F. Krogh.   Mr. Krogh has been a Trustee since 2001 of all of the open-end Credit Suisse Funds in the Fund Complex.  Previously, he served as a Trustee of the Winthrop Focus Funds and the DeVegh Funds.  For fourteen years, he served as a Director of a diversified manufacturing company, serving as chairman of the pension and benefits committee.  He has over forty years of management and academic experience in the field of foreign affairs.

Steven N. Rappaport.    Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex.  In addition, he has over 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Fund and Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund*,(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*,(1)
Independent Trustees
Enrique R. Arzac	A	E
Jeffrey E. Garten	B	B
Peter F. Krogh	A	D
Steven N. Rappaport	A	E

* Key to Dollar Ranges:

A.                                     None

B.                                      $1 - $10,000

C.                                      $10,001 - $50,000

D.                                      $50,001 - $100,000

E.                                      Over $100,000

(1)     Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of four members, each of whom is an Independent Trustee. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolio and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the Fund’s fiscal year ended October 31, 2009.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met twice during the fiscal year ended October 31, 2009.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Effective June 30, 2009, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual retainer of $60,000 for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  For any additional meetings the Board members are paid a meeting fee of $300 per Fund.  The Independent Chairman receives an annual fee of $25,000 and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Fund.  Prior to June 30, 2009 each Trustee received an annual fee of $1,500 per Fund and $200 for each meeting of the Board attended by him for his services as Trustee of the Fund, and was reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee receives an annual fee of $200 per Fund, and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee of the Fund.

Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. (“Loanet”), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse).  He indicated that Loanet billed these Credit Suisse Group entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively.  Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet.  Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001.  On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. (“SunGard”).  Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001.  Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

Trustees’ Total Compensation for Fiscal Year Ended October 31, 2009

Name of Trustee	High Income Fund	All Investment Companies in the Credit Suisse Fund Complex	Number of Portfolios in Fund Complex Overseen by Trustee
Non-Interested Trustees
Enrique R. Arzac	$3,996	$125,410	13
Jeffrey E. Garten	$3,533	$65,875	11
Peter F. Krogh	$3,133	$63,675	11
Steven N. Rappaport	$5,077	$136,258	13
Interested Trustees
Michael E. Kenneally(1)	$750	$15,000	None

(1)  Mr. Kenneally resigned from the Board effective December 31, 2008.

As of May 28, 2010, Trustees and officers of the Fund as a group owned of record less than 1% of the Fund’s outstanding shares.

Advisory Agreement

Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York  10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement (the “Advisory Agreement”) between the Fund and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board of Trustees or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund.  General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund’s Board of Trustees in such manner as the Board determine to be fair and accurate.  Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Fund, Credit Suisse will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at the annual rate of 0.70% of average daily net assets less than or equal to $100 million and 0.50% of average daily net assets greater than $100 million.

Credit Suisse and the Fund’s co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.

Advisory Fees Paid to Credit Suisse

For the past three fiscal years ended October 31, the Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Fund under the Advisory Agreements as follows:

October 31, 2009

Fees Paid (after waivers)	Waivers	Reimbursements
$48,744	$252,994	$0

October 31, 2008

Fees Paid (after waivers)	Waivers	Reimbursements
$149,381	$296,338	$0

October 31, 2007

Fees Paid (after waivers)	Waivers	Reimbursements
$383,275	$305,937	$0

Administration Agreement

CSAMSI and State Street Bank and Trust Company (“State Street”) serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

Effective December 1, 2006, for the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the Fund’s average daily net assets.  Prior to December 1, 2006, CSAMSI received a fee calculated daily and paid monthly at the annual rate of 0.10% of the Fund’s average daily net assets.

For the past three fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

Year Ended October 31, 2009

Fees Paid (After Waivers)	Waivers	Reimbursements
$38,795	$0	$0

Year Ended October 31, 2008

Fees Paid (After Waivers)	Waivers	Reimbursements
$57,307	$0	$0

Year Ended October 31, 2007

Fees Paid (After Waivers)	Waivers	Reimbursements
$91,001	$0	$0

For the services provided by State Street under the State Street Co-Administration Agreement, (i) until December 31, 2006, the Fund paid State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the “Fund Complex”), 0.035% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, and (ii) effective January 1, 2007, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Fund Complex, 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, in each case, subject to an annual minimum fee, exclusive of out-of-pocket expenses.  Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.  For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid State Street fees under the State Street Co-Administration Agreement of $79,251, $76,605 and $61,111, respectively.

State Street has been engaged by the Fund to act as the Fund’s securities lending agent.  The Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities.  Generally, the Fund will receive 70% and State Street will receive 30% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Portfolio Managers

Portfolio Managers’ Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining their bonus includes the Fund’s performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflict of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-

dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Managers’ Ownership of Securities

As reported to the Fund, the information in the following table reflects beneficial ownership by the Portfolio Managers of certain securities as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*(1)
Thomas J. Flannery	A
Wing Chan	A

*                 Key to Dollar Ranges:

A.           None

B.             $1 - $10,000

C.             $10,001 - $50,000

D.            $50,001 - $100,000

E.              Over $100,000

(1)           Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Registered Investment Companies; Other Pooled Investment Vehicles; Other Accounts

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of May 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Flannery	4	$461 million	25	$10.189 billion	10	$1,323 million
Wing Chan	4	$461 million	25	$10.189 billion	10	$1,323 million

No advisory fee is paid based on performance for any of the accounts listed above.

Code of Ethics

The Fund, Credit Suisse and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for the Fund and also acts as the custodian for the Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund’s portfolio securities held by it and (e) makes periodic reports to the Fund’s Board of Trustees concerning the Fund’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund.  For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund’s Board concerning the transfer agent’s operations with respect to the Fund.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts  02021-2809.

Proxy Voting Policies and Procedures.

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix A to this

SAI.  The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 877-870-2874 or through Credit Suisse’s website,  www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Fund’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Fund’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI.  The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of

Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.   The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund.  Set forth below is a list, as of February 1, 2010, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None
RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None
Interactive Data Corp. (pricing service)	Daily	None
BFDS (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Fund’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Trustees; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination
Lipper	Monthly	5th business day of following month
S&P	Monthly	2nd business day of following month
Thomson Financial/Vestek	Quarterly	5th business day of following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Distribution and Shareholder Servicing

CSAMSI is the distributor of the Fund’s shares and offers the Fund’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Class A, Class B and Class C Shares.

Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Fund has a Distribution Agreement (the “Distribution Agreement”) and a Rule 12b-1 Plan for the Fund to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares.

Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSAMSI, with respect to Class A, Class B and Class C shares of the Fund, at an annual rate of up to 0.25%, 1% and 1%, respectively.  For the fiscal year ended October 31, 2009, the Fund paid CSAMSI under its 12b-1 Plans as follows:

Class A	Class B	Class C
$53,501	$65,798	$148,034

Distribution and service fees on Class A, B and C shares are used to pay CSAMSI to promote the sale of shares and the servicing of accounts of the Fund. CSAMSI also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by CSAMSI under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders.  They also include purchasing radio, television, newspaper and other advertising and compensating CSAMSI’s employees or employees of the distributor’s affiliates for their distribution assistance.

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under the Fund’s Class A Shares 12b-1 Plan as follows:

Advertising	$0
Printing and mailing for promotional purposes	$0
Compensation to broker-dealers	$35,967
People-related and occupancy	$85,190
Other	$4,274

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under the Fund’s Class B Shares 12b-1 Plan as follows:

Advertising	$0
Printing and mailing for promotional purposes	$0

Compensation to broker-dealers	$24,775
People-related and occupancy	$77,003
Other	$7,513

During the fiscal year ended October 31, 2009, CSAMSI spent the fees paid under the Fund’s Class C Shares 12b-1 Plan as follows:

Advertising	$0
Printing and mailing for promotional purposes	$0
Compensation to broker-dealers	$150,271
People-related and occupancy	$81,480
Other	$17,763

With respect to sales of the Fund’s Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares.  The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

Under the Distribution Agreement, Credit Suisse may make payments to the Distributor from Credit Suisse’s own resources, which may include the management fees paid by the Fund.  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares.  The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds.  The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund’s Prospectus.  Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2010.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to the Fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

General.  Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans (“Independent Trustees”).  Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner.  The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Fund

Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the “Opportunity Funds”) was formed on May 31, 1995 as a business trust under the laws of the State of Delaware.  It currently offers shares of one series: Credit Suisse High Income Fund.  The Fund is “diversified” within the meaning of the 1940 Act.  The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.  The Fund offers four classes of shares: Common shares, Class A shares, Class B shares and Class C shares.  Unless otherwise indicated, references to the “Fund” apply to each class of shares of the Fund.

The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Opportunity Funds is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  It also provides that all third parties shall look solely to the property of the appropriate Opportunity Fund for satisfaction of claims arising in connection with the affairs of an Opportunity Fund.  With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Opportunity Funds against all liability in connection with the affairs of the Opportunity Funds.  The Agreement and Declaration of Trust permits each Fund to redeem shares of a class or series held by a shareholder for any reason subject to applicable law, if the Board of Trustees determines that doing so is in the best interest of the Fund.  The Agreement and Declaration of Trust also permits the Board of Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval.

All shares of the Opportunity Funds when duly issued will be fully paid and non-assessable.  The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares.  Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.

Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner.  Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares.  Class B shares convert to Class A shares on the fifth day of the month following the eight anniversary of the purchase date. Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares.  Common shares can be purchased only by certain types of investors as outlined in the Common Class Prospectus.  Unless the context clearly suggests otherwise, references to the Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund’s shares.

Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

The Fund’s charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund.  The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind.  The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.  The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any Fund or any of its series or classes into other funds, series or classes without shareholder approval.  Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest.  Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Delaware law.  A Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.credit-suisse.com/us.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance.  The Fund retain the right to waive such fee in their sole discretion.  This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen.  No certificates are issued for fractional shares (although such shares remain in the shareholder’s account on the books of the Fund).

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund’s behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Common Class Shares.  To purchase Common shares directly from Fund, contact the Fund to obtain an application.  Fill it out and mail it to the Fund along with an investment check, payable to “Credit Suisse Funds.”  The Fund cannot accept “starter” checks that do not have your name preprinted on them.  The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund.  These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares.  Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares, Class B Shares and Class C Shares.  Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund.  All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order and deduction of any applicable sales charge.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s Class A shares, Class B shares or Class C shares.  Some may establish higher minimum investment requirements than set forth in the Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Fund’s Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about their accounts only from their firm.  Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services.  The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms’ material regarding their fees and services.

For the fiscal years ended October 31, 2007, 2008 and 2009, CSAMSI received $104,484, $20,914 and $38,054, respectively, on the sale of Class A shares of the Fund, of which CSAMSI retained $6,390, $177 and $3,759, respectively.  For the fiscal years ended October 31, 2007, 2008 and 2009, CSAMSI received contingent deferred sales charges on redemptions of Class A shares of $92, $0 and $0, respectively.  For the fiscal years ended October 31, 2007, 2008 and 2009, CSAMSI received $4,237, $6,093 and $4,663, respectively, in contingent deferred sales charges on redemptions of Class B shares of the Fund and $344, $441 and $1,076, respectively, in contingent deferred sales charges on redemptions of Class C shares of the Fund.

Redemptions

General.  Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon  redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically.  Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment.  To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in the Fund.  As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Fund may be subject to a deferred sales charge.

Special Provisions Applicable to the Fund’s Class B and Class C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of the Lesser of Dollars Invested or Redemption Proceeds

First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
After Fourth	0.0%

For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent Deferred Sales Charge – General.  The following example will illustrate the operation of the contingent deferred sales charge on Class B shares.  Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000.  If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.  The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership.  Investments are tracked on a monthly basis.  The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received.  For example, an investment made on September 10, 2009 will be eligible for the second year’s charge if redeemed on or after October 1, 2010.  In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.  CSAMSI receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.  The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

Redemption Fee.  The Fund imposes a 2.00% redemption fee (short-term trading fee) on shares redeemed or exchanged within 30 days from the date of purchase.  This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest.

The redemption fee is not applicable to the following types of redemptions:

•                  redemptions pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more

•                  minimum required distributions from retirement plan accounts for shareholders 70 and older. The maximum amount subject to this waiver is based only upon the shareholder’s retirement accounts in Credit Suisse funds

•                  hardship withdrawals, upon receipt of appropriate documentation

•                  redemptions upon the death or disability of the shareholder, plan participant or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration

•                  returns of an excess contribution or deferral amount, pursuant to Sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code

•                  involuntary redemptions resulting from a shareholder’s failure to maintain a minimum investment in the Fund

•                  redemptions and exchanges effected by other mutual funds holding shares of the Fund

•                  otherwise as Credit Suisse or the Fund may determine in their sole discretion

As noted above, the redemption fee is applicable to Fund shares purchased through a financial intermediary. In these circumstances, the Fund relies on the financial intermediary to assess the fee.  Financial intermediaries that maintain omnibus accounts with the Fund may calculate redemption fees differently from the Fund.  If you are investing in Fund shares through an intermediary, you should contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the Fund.

The Fund may not be able to impose and/or collect the redemption fee on redemptions or exchanges by shareholders who invest through financial intermediaries that currently do not have the ability to assess or collect the redemption fee. The Fund may continue to make its shares available through such financial intermediaries. The Fund also may make its shares available through financial intermediaries that implement their own policies and procedures to detect and prevent market timing, which policies do not provide for the assessment of a redemption fee.

Due to these limitations on the assessment of the redemption fee, the Fund’s use of redemption fees may not fully eliminate excessive short-term trading in Fund shares or insulate long-term shareholders from associated costs or other dilution of the value of Fund shares.

For the fiscal year ended October 31, 2009, the Fund received $413, $514, and $584 in fees on the redemptions of Class A, Class B, and Class C shares, respectively.

The Board of Trustees of the Fund approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from “market timing” of the Fund’s shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading.

EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund.  A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values.  Exchanges of Common shares as described above will be effected without a sales charge.  A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential.  Not all Credit Suisse Funds offer all classes of shares.

If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge.  The Fund may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold.  When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption.  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned.  The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund’s view, is likely to engage in excessive or short-term trading.  If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV.  In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders.  The Fund is intended to be a longer-term investment and not a short-term trading vehicle.  Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them.  However, the Fund’s efforts to curb market timing may not be entirely successful.  In particular, the Fund’s ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts.  As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.  Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.  Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund

The Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”).  To so qualify, the Fund must, among other things:  (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting  stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to any interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income.  The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  The Fund currently expects to distribute any such excess annually to its shareholders.  However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

The Fund’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Zero Coupon Securities.  The Fund’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Fund that lock in gain on an “appreciated financial position.”  Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a futures or forward contract.  The entry into a short sale or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Fund enters into, if any, may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.  However, the Fund’s investment in so-called “section 1256 contracts,” if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  It may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to the Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of the Fund’s income, the Fund would not qualify as a regulated investment company for U.S. federal income tax purposes.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options, and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates will be treated as ordinary income or loss.  In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions.  Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his shares.

Tax Credit Bonds. If the fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the fund’s taxable year, and the fund satisfies the minimum distribution requirement, the fund may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the fund were to make an election, a shareholder of the fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Fund expects that it will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.  Because the Fund invests primarily in fixed income securities, it does not expect that a significant portion of its dividends will be treated as “qualified dividend income,” which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (currently at a maximum rate of 15%).

Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares.  A redemption of shares by the Fund will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within

90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup Withholding.  The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For foreign shareholders of the Fund, a distribution attributable to the Fund’s sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distribution is attributable to distributions from a REIT to the Fund. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Fund’s assets are invested in REITs and other U.S. real property holding corporations.

Disposition of Fund shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Fund at any time during the five-year period ending on the date of disposition.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS.  PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PwC, with principal offices at 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Fund.  The financial statements for the fiscal year ended October 31, 2009 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of the independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of May 28, 2010, the names, address and percentage of ownership of other persons that control the Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of the Fund’s outstanding shares were as follows:

	Common	Class A	Class B	Class C
Charles Schwab & Co. Inc.* Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151			5.77%
Merrill Lynch Pierce* Fenner & Smith Inc. Building 1 Team A Fl 2 4800 Deer Lake Drive East Jacksonville, FL. 32246-6484		9.66%	31.16%	47.46%
Wells Fargo Bank, N.A. FBO NGC In-House Man 1041000218 P.O. Box 1533 Minneapolis, MN 55480-1533		13.28%
Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052		22.62%
Citigroup Global Markets, Inc. Book Entry Account Attn: Matt Maestri 333 West 34th Street 7th Floor Mutual Funds Dept New York, NY 100001-2402	14.29%
E Trade Clearing LLC 573-76309-12 PO Box 1542 Merrifield, VA 22116-1542	80.80%

*The Fund believes that these entities are not the beneficial owner of shares held of record by them.

FINANCIAL STATEMENTS

The Fund’s audited annual report, dated October 31, 2009, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein.  The Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 877-870-2874.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 3, 2010

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX C

SPECIAL FEE ARRANGEMENTS*

Fee Arrangement for the Sale of Common Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc

0.25% plus Networking Reimbursement - (for Level One accounts we will pay $6/account ($1.50/qtr); for Level Three accounts we will pay $12/account ($3/qtr); and for Level Four accounts we will pay $6/account ($1.50/qtr);

.3% of average daily value for all shares

ADP Broker-Dealer, Inc.	0.25%

Ridge Clearing & Outsourcing Solutions, Inc.	Up to 0.25% for all programs other than index funds — .15% for index funds

Advisors Clearing Network, Inc.	0.25%

American General Ret. Services	0.40%

JP Morgan Securities Corp.	0.25%

Charles Schwab & Co	0.40% for qualifying shares

CIBC World Markets Corp	0.25%

Citigroup Global Markets Inc.

0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

ING Advisors Inc.	0.35% of equity funds; 0.25% of fixed income funds

City National Bank	0.35% of equity funds; 0.25% of fixed income funds

Dain Rauscher Incorporated	0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

*                                         This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds.  Some of these classes may not be offered by your Fund.

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

TD Ameritrade Institutional	0.25%

Dreyfus Trust Co	0.25%

E*Trade Securities	0.25% of equity funds; 0.20% of fixed income funds

Fidelity Investments (FIIOC)	For certain funds: 0.40%/0.25% on average net assets

First Union National Bank	0.40% of equity funds; 0.25% of fixed income funds

FSC Securities Corp.	0.30%

GWFS Equities, Inc.	0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

Hewitt Associates LLC	0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

ICMA-RC Services, LLC	0.30%

Linsco Private Ledger	0.15% for existing clients or 0.25% for new clients

Marshall & Ilsley Trust Co., NA	0.30%

Metlife Securities, Inc.	Up to 0.35%

Metropolitan Life Ins Co.	0.25%

Morgan Stanley Dean Witter	0.25%

National Investor Service Corp	0.35%

Nationwide Financial Services Inc	Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

Prudential Investment Management Services, LLC	0.30%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Raymond James & Associates, Inc	• 0.20% • $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      0.20%

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

RBC Dain Rauscher Inc	0.20%

TD Ameritrade Trust Company	0.25% of equity funds; 0.15% of fixed income funds

Royal Alliance Associates	0.30%

Sunamerica Securities	0.30%

The Prudential Insurance Company of America	0.25%

The Vanguard Group	0.25%

UBS Financial Services	0.30%

USAA Investment Management Co	0.30% of equity funds; 0.20% of fixed income funds

AIG Retirement Advisors	0.40%

Wachovia Securities, LLC	0.30%

Wells Fargo Bank MN, N.A.	0.35%

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

Wells Fargo Retirement Plan Services	0.35%

MSCS Financial Services LLC	For all available Credit Suisse Funds, the fee rate shall be 0.40%, except that for Credit Suisse Commodity Return Strategy Fund, the fee rate shall be 0.25%

Union Bank of California	0.20% of equity funds; 0.10% of fixed income

Fee Arrangement for the Sale of Advisor Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.75%

ING Advisors Inc.	.50%

Charles Schwab	.50% for retirement plan shares.

First Union National Bank

(i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan record keeper from a party unaffiliated with First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

GWFS Equities, Inc.	0.75% of equity funds; 0.50% of fixed income funds

Marshall & Ilsely Trust Co., NA	Standard 12b-1 plus 0.20% Sub TA

Metlife Securities, Inc.	0.50% and 1% finders fee on the gross of all new contributions

MSCS Financial Services LLC

0.50% for all available Equity Funds and 0.25% for all available Fixed Income Funds; in addition to the fees stated above, sub-transfer agency fee equal to 0.20% of the average daily net assets of Advisor Class Fund shares

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than GPC Securities

Prudential Investment Management Services, LLC	0.65% of equity funds; 0.40% of fixed income funds

Raymond James & Associates, Inc

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

AIG Retirement Advisors	0.75%

Vertical Management Systems	Standard 12b-1 plus 0.15% Sub TA

Wachovia Securities	.50% for all funds

Union Bank of California	0.40%

Fee Arrangement for the Sale of Classes A, B and C

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc	In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

Charles Schwab	$20 annual per position maintenance fee; $6 annual networking fee

Citigroup Global Markets Inc.	In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)

Linsco Private Ledger

12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

Morgan Stanley DW Inc.

•                                              Standard 12b-1 fee, plus;

•                                              0.20% of an investor’s total purchase amount: (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

•                                              0.05% per year of the total value of all “Qualifying Shares”

•      Networking fee of $10.00 annually ($2.50 per quarter) for each qualifying position and with respect to qualifying positions where MS serves in capacity of investment adviser on an account that is subject to “ERISA”, MS shall receive 0.05% (5 bps) annually on the aggregate assets of qualifying positions for such a/c’s.

National Investor Service Corp	Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

Raymond James & Associates, Inc

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      Standard 12b-1 fee, plus;

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

Sungard Investment Products Inc.	0.25% for servicing fee plus 0.10% for sub-accounting fee

UBS Financial Services

Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts. We will be billed for Networking fees at a rate of $12/year per account

Fee Arrangement for the Sale of Class A Shares With Load Waived

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.50%

Fidelity Investments (FIIOC)	The following Class A funds will receive .40 bp’s on average net assets: Large Cap Value A, High Income A, Large Cap Blend A

TD Ameritrade Trust Company

12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment Services, Inc.

GE Financial Trust Company	The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

GWFS Equities, Inc.	0.50%

J.P. Morgan Retirement Plan Services LLC	0.45%

Mercer HR Outsourcing LLC	0.50%

MetLife Securities, Inc.

0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly “finders fee” according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000

MSCS Financial Services LLC	standard 12b-1 of 0.25% plus a sub-transfer agency fee equal to 0.20% of the average daily net assets of Class A fund shares held by or on behalf of Service Organization’s customers

National Financial Services

0.35 + additional .10 for assets under Retirement FundsNetwork plus annual maintenance fee per Fund (based on December brokerage month end assets): $4500 (<$2.5 million). $3000 ($2.5 - $5.0 million), and $0 (>$5.0 million).

NYLIM Service Company LLC	0.40%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Prudential Investment Management	0.30%

Services LLC

Wachovia Bank, NA	0.50%

Wachovia Securities, LLC	0.30%

Charles Schwab & Co.	0.40%

Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”)

Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

•                  One-time account set-up fee of $50,000.

•                  Class A, B or C Shares:

•                  A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

•                  An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

•                  An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

•                  An annual fee of 0.10% on net assets held in the ERISA Accounts.

•                  Class C Shares:

•                  Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

•                  Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

•                  Common Class (and certain Institutional) Shares:*

•                  An annual fee of 0.10% on net assets in ERISA Accounts; and,

•                  An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

•                  Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the “Plans”):

•                  $16 of Processing Fee annually per each position of each Fund in a Plan;

•                  A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

•                  With respect to the Fund shares held by Plans through the “Investment Only Trading Platform,” a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

Class A, B and C, Common and Advisor Classes

•                  Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

•                  Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation (“NSCC”).

•                  Under the “Clearance-Fee-Waiver-Program,” Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

•                  Under the “FundVest Program,” Pershing is paid the following compensation: (a) 0.40% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares

•                  Under the “FundVest Institutional Program,” Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

Fee Arrangements with Fidelity Brokerage Services LLC, National Financial Services LLC, and Fidelity Investments Institutional Operations Management Securities, Inc. (FIIOC)

Part I — Universal Fees

The fees set forth in this Part I apply to both the Brokerage Channels and FIIOC Channel:

A.                                            Start Up Fees

Fund/Agent shall pay to NFS a one-time start up fee (“Start Up Fee”) for Fidelity’s initial set up and preparation to support a new group or family of Funds.  The amount of the Start Up Fee is $15,000.00. and shall be due and payable to NFS within 30 days following the availability of any such Fund through the Channels.

B.            CUSIP Fee

Fund/Agent shall pay to NFS a fee (“CUSIP Fee”) to add any Transaction Fee Fund to the Fidelity System in order to make such Fund available to the Channels.  The amount of the CUSIP Fee is $6,000 per CUSIP not already available on the Fidelity System as of the execution date of this Agreement, however, this fee shall be waived for No Transaction Fee Funds in the Brokerage Channel, and shall be due and payable to NFS upon the establishment of the CUSIP on the Fidelity System.

Part II    - Brokerage Channel Fees

A.      Asset-Based Fee for No Transaction Fee Fund Program

For the services provided to the Brokerage Channels by NFS and FBS hereunder in connection with those funds indicated on Exhibit C as participating in the No Transaction Fee (“NTF”) Fund program, Fund/Agent shall pay to NFS a fee equal to 0.40 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS (determined by multiplying the number of such shares times the publicly-reported net asset value of each share), excluding the value of (i) shares that were held by customers as a Transaction Fee Fund in a Fidelity brokerage account prior to the effective date of the Agreement and (ii) shares first placed or purchased in a Fidelity brokerage account after the termination of the Agreement (the “Brokerage Channels Asset-Based Fee”). A subsequent reclassification of any such shares will not exempt the reclassified shares from the Brokerage Channels Asset-Based Fee.

Such amount shall be calculated daily and paid monthly in arrears. Subsequent to each month-end, NFS shall send to Fund/Agent a statement of the market value of shares of the Fund for which the fee is calculated for the preceding month, together with a statement of the amount of the Brokerage Channels Asset-Based Fee. In the calculation of such fee, NFS’ records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

B.      Position Reimbursement Fees

Fund/Agent shall pay to NFS an annual position reimbursement fee (“Position Fee”) with respect to each separate Fund position held in any customer account of FBS or Correspondent as set forth below.

(i)      Networking Per Position Fees

For each Fund which participates in NSCC Fund/SERV networking level 3 in a fully-disclosed manner, Fund/Agent shall pay to NFS an annual networking per position reimbursement fee subject to the tiered structure set forth in the Summary of Fees above for each separate Fund position held in any customer account of Fidelity or Correspondent, which fee shall be calculated and payable in quarterly installments in arrears per Fund position.

Each separate Fund position that is considered in the calculation of the Asset-Based Fee paid to NFS is not subject to the Networking Per Position Fee.

(ii) Omnibus Fees for Transaction Fee Funds

For each Transaction Fee Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position reimbursement fee (“TF Per Position Fee”) subject to the tiered structure set forth in the Summary of Fees above for each separate Fund position held in any customer account of Fidelity or Correspondent, which fee shall be calculated and payable in quarterly installments in arrears per Fund position.

C.      Monthly Minimum Fees

(i)      Each Fund which participates in NSCC Fund/SERV networking level 3 in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“Monthly Minimum Fee”) of $500.00.  The Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

(ii)     Each non-NTF Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“Monthly Minimum Fee”) of $500.00.  The Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

(iii)    Each No Transaction Fee Fund which does not participate in NSCC Fund/SERV networking level 3 system in a fully-disclosed manner will be subject to a per Fund monthly minimum maintenance fee (“NTF Monthly Minimum Fee”) of $1,000.00.  The NTF Monthly Minimum Fee is waived if the average assets per Brokerage Channel CUSIP exceed $3.5 million (as measured by dividing the total market value of all Brokerage Channel shares subject to this Agreement as of the current month-end by the total number of Brokerage Channel Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Brokerage Channel Asset-Based Fees invoiced by Fidelity during the same period.

Part III — FIIOC Channel Service Payment

For the services provided to the FIIOC Channel by FIIOC hereunder, Fund/Agent shall pay to FIIOC the amounts set forth on Exhibit C equal to a percentage per annum of the average aggregate amount invested in the Funds through the FIIOC Plans each calendar month (the “FIIOC Channel Service Payment”).  The average aggregate amount invested through the FIIOC Plans over a calendar month shall be computed by totaling the FIIOC Plans’ daily investments during the month and dividing such total by the actual number of calendar days in the month.  Daily investments shall include amounts invested by the FIIOC Plans either directly or indirectly in the Funds including, but not limited to, direct investments in the Funds and investments in the Funds by “strategy funds” and other customized FIIOC Plan investment options contemplated by Exhibit H.

FIIOC shall calculate the FIIOC Channel Service Payment at the end of each calendar month and shall forward an invoice to Fund/Agent, along with such other supporting data as may be reasonably requested by Fund/Agent. In the calculation of such fee, FIIOC’s records shall govern unless Fund/Agent can demonstrate that the number of shares or Fund price(s) used in such calculation is inaccurate.

Part IV - General

This Part IV applies to both the Brokerage Channels and FIIOC Channel:

Fidelity acknowledges that payment of any Asset-Based Fees described herein may be financed in whole or in part by a Fund in accordance with that Fund’s plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”).  Neither the characterization of such fee as being financed by a 12b-1 Plan nor the termination, suspension, or modification of any Fund’s 12b-1 Plan will in any event affect the obligation of the Fund/Agent to pay the entirety of the fees described herein and any failure to pay such fees may, in Fidelity’s sole discretion, constitute a breach of this Agreement.

Fund/Agent’s acceptance of a trade in a Fund constitutes Fund/Agent’s agreement to be bound by the terms of this Exhibit A with respect to said Fund.

Upon prior written notice to Fund/Agent, Fidelity may change, amend, or waive any fee or the method of payment thereof under this Agreement and Fidelity may issue to Fund/Agent a new or replacement Exhibit A or other writing documenting such change, amendment, or waiver.  Such change, amendment, or waiver shall be effective on the date stated in such notice.  The acceptance by Fund/Agent of any order after the date stated in such notice shall represent Fund/Agent’s agreement to pay such fees to Fidelity.

All fees are due thirty (30) days upon receipt of invoice.  Payment shall be by wire transfer or other form acceptable to Fidelity and shall be separate from payments related to redemption proceeds and distributions. If Fund/Agent fails to remit such fees within 30 days, Fund/Agent will be subject to a monthly 1.0% (12% per annum) late charge on aggregate outstanding balances.

PART C

OTHER INFORMATION

Item 28.                  Exhibits

Exhibit No.            Description of Exhibit

(a)  (1)            Form of Agreement and Declaration of Trust dated May 31, 1995. (1)

(2)           Certificate of Amendment dated July 13, 2000. (2)

(3)           Certificate of Amendment dated January 16, 2001. (3)

(4)           Certificate of Amendment dated February 1, 2001. (3)

(5)           Certificate of Amendment dated February 6, 2001. (3)

(6)           Certificate of Amendment effective December 12, 2001. (4)

(7)           Certificate of Amendment effective December 12, 2001. (5)

(8)           Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 17, 2002. (6)

(9)           Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated June 18, 2003. (7)

(10)         Certificate of Correction dated June 15, 2004. (8)

(1)          Incorporated by reference to the corresponding exhibit in the Registrant’s Registration Statement on Form N-1A, filed on September 1, 1995 (Securities Act File No. 33-92982).

(2)          Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, filed on August 1, 2000 (Securities Act File No. 33-92982).

(3)          Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2001 (Securities Act File No. 33-92982).

(4)          Incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on December 31, 2001 (Securities Act File No. 33-92982).

(5)          Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002 (Securities Act File No. 33-92982).

(6)          Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, filed on December 30, 2002 (Securities Act File No. 33-92982).

(7)          Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant’s Registration Statement on Form N-1A, filed on July 11, 2003 (Securities Act File No. 33-92982).

(11)         Certificate and Instrument of Amendment to the Amended and Restated Agreement and Declaration of Trust dated February 4, 2005. (8)

(12)         Certificate of Establishment and Designation of the Credit Suisse Strategic Allocation Fund—Conservative, Credit Suisse Strategic Allocation Fund— Moderate and Credit Suisse Strategic Allocation Fund—Aggressive. (9)

(13)         Certificate of Termination dated August 17, 2005. (10)

(14)         Certificate of Termination dated November 15, 2006. (10)

(b)  (1)            Form of By-Laws as adopted July 1995. (1)

(2)           Amendment to By-Laws. (3)

(3)           Amendment to By-Laws as adopted December 12, 2001. (4)

(4)           Amended and Restated By-Laws as adopted February 12, 2002. (6)

(c)                    Not applicable.

(d)                    Amended and Restated Investment Advisory Agreement with Credit Suisse Asset Management, LLC dated March 23, 2001 as amended and restated May 3, 2004, February 14, 2005 and December 1, 2006. (10)

(e)                    Amended and Restated Distribution Agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) dated August 1, 2000 as amended and restated May 3, 2004 and November 15, 2006. (10)

(f)                     Not Applicable.

(g)  (1)            Custodian Agreement with State Street Bank and Trust Company (“State Street”) dated October 20, 2000. (11)

(8)          Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, filed on February 25, 2005 (Securities Act File No. 33-92982).

(9)          Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2006 (Securities Act File No. 33-92982).

(10)        Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007 (Securities Act File No. 33-92982).

(11)        Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

2

(2)           Amendment to Custodian Agreement with State Street dated April 26, 2001. (12)

(3)           Amendment to Custodian Agreement with State Street dated May 16, 2001. (12)

(4)           Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (12)

(5)           Amendment to Custodian Agreement with State Street dated November 16, 2005.(9)

(h)  (1)            Form of Amendment to Services Agreement for the Credit Suisse High Income Fund. (13)

(2)           Form of Interim and Restated Service Agreement dated November 3, 2000. (14)

(3)           Assignment Agreement by and between CSAMSI and Provident Distributors, Inc.(4)

(4)           Co-Administration Agreement with CSAMSI dated November 1, 1999 as amended and restated November 16, 2005 and November 16, 2006. (10)

(5)           Co-Administration Agreement with State Street dated March 18, 2002. (15)

(6)           Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007. (10)

(7)           Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”) dated October 1, 2007. (16)

(8)           Securities Lending Authorization Agreement with State Street Bank and Trust Company dated March 17, 2004.(17)

(12)        Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

(13)        Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, filed on February 23, 1999 (Securities Act File No. 33-92982).

(14)        Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A, filed on December 29, 2000 (Securities Act File No. 33-92982).

(15)        Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-lA of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

(16)        Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

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(9)           First Amendment to Securities Lending Authorization Agreement dated December 17, 2004.(17)

(10)         Second Amendment to Securities Lending Authorization Agreement dated May 17, 2006. (17)

(11)         Third Amendment to Securities Lending Authorization Agreement dated September 15, 2006. (17)

(12)         Fourth Amendment to the Securities Lending Authorization Agreement dated July 16, 2007. (17)

(13)         Fifth Amendment to Securities Lending Authorization Agreement dated August 27, 2007. (17)

(14)         Sixth Amendment to Securities Lending Authorization Agreement dated December 1, 2007. (17)

(15)         Seventh Amendment to the Securities Lending Authorization Agreement dated April 17, 2009. (17)

(16)         Securities Lending and Services Agreement with State Street Bank and Trust Company dated April 17, 2009. (17)

(17)         Combined U.S. Accounting, Administration Fee Schedule Revised June 1, 2009.(18)

(i)                     Legal Opinion. (1)

(j)   (1)            Consent of Independent Registered Public Accounting Firm. *

 (2)            Powers of Attorney. *

(k)                    Form of Subscription Agreement with initial shareholders for the Credit Suisse High Income Fund dated January 11, 1999. (14)

(l)                     Not applicable.

(m) (1)            Rule 12b-1 Plans of the Class A shares of Credit Suisse High Income Fund dated May 1, 2003. (7)

(17)        Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Credit Suisse Trust filed on April 28, 2009 (Securities Act File No. 33-58125).

(18)        Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, filed on December 23, 2009 (Securities Act File No. 33-92982).

(19)        Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A, filed on February 26, 2009 (Securities Act File No. 33-92982).

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(2)           Rule 12b-1 Plans of the Class B Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

(3)           Rule 12-1 Plans of the Class C Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

(4)           Rule 12b-1 Plans of the Common Class Shares for the Credit Suisse High Income Fund dated May 1, 2003. (7)

(n)                   Amended Rule 18f-3 Plan dated November 12, 2001 pertaining to the High Income Fund. (20)

(o)                   Not Applicable.

(p)                                                        Global Personal Trading Policy for Registrant, Credit Suisse Asset Management, LLC and CSAMSI dated January 2007. (21)

Item 29.                  Persons Controlled by or Under Common Control with Registrant.

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”) may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients.

Item 30.                  Indemnification

Registrant, officers and directors/trustees of Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), of CSAMSI and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of the Registrant. Discussion of this coverage is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on February 14, 2002.

Item 31.                  Business and Other Connections of Investment Advisor

Credit Suisse acts as investment adviser to the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and Trustees of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is

(20)                Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of Credit Suisse Large Cap Growth Fund, filed on November 8, 2001 (Securities Act File No. 33-12344).

(21)                Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Credit Suisse Global Small Cap Fund, filed on February 4, 2009 (Securities Act File No. 333-08459).

*                      Filed herewith.

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incorporated by reference to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Item 32.                  Principal Underwriter

(a)           CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Large Cap Growth Fund; Credit Suisse Capital Funds; Credit Suisse Commodity Return Strategy Fund; Credit Suisse Global High Yield Fund; Credit Suisse Mid-Cap Core Fund; Credit Suisse Large Cap Blend Fund and Credit Suisse Trust.

(b)           For information relating to each Trustee, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-46564) filed by CSAMSI under the Securities Exchange Act of 1934.

(c)           None.

Item 33.                  Location of Accounts and Records

(1)           Credit Suisse Opportunity Funds
Eleven Madison Avenue
New York, New York 10010
(Fund’s Agreement and Declaration of Trust, By-Laws and minute books)

(2)           Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

(3)           Credit Suisse Asset Management Securities, Inc.
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as co-administrator and distributor)

(4)           State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its functions as co-administrator and custodian)

(5)           Boston Financial Data Services, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809
(records relating to its functions as transfer agent and dividend disbursing)
Management Services

Item 34.                  Management Services

Not applicable.

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Item 35.                  Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 24th day of June, 2010.

CREDIT SUISSE OPPORTUNITY FUNDS

By:	/s/ John G. Popp
John G. Popp
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/ John G. Popp	Chief Executive Officer	June 24, 2010
John G. Popp

/s/ Michael A. Pignataro	Chief Financial Officer	June 24, 2010
Michael A. Pignataro

/s/ Steven N. Rappaport*	Chairman of the Board	June 24, 2010
Steven N. Rappaport

/s/ Jeffrey E. Garten*	Trustee	June 24, 2010
Jeffrey E. Garten

/s/ Peter F. Krogh*	Trustee	June 24, 2010
Peter F. Krogh

/s/ Enrique R. Arzac*	Trustee	June 24, 2010
Enrique R. Arzac

*By:	/s/ Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(j)(1)	Consent of Independent Registered Public Accounting Firm.
(j)(2)	Powers of Attorney

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